UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2008

TRANSATLANTIC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10545	13-3355897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
80 Pine Street, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 770-2000

NONE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01             Regulation FD Disclosure

The Company today issued the attached press release to provide investors an estimate of net costs, including the impact of reinstatement premiums, resulting from Hurricanes Gustav and Ike.  The text of the press release is being furnished and is not filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01             Financial Statements and Exhibits

(d)    Exhibits

Exhibit 99.1         Press release of Transatlantic Holdings, Inc., dated September 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC.
(Registrant)

Date:	September 26, 2008	By:	/s/ STEVEN S. SKALICKY
			Name:	Steven S. Skalicky
			Title:	Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Transatlantic Holdings, Inc. dated September 26, 2008.